SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   August 1, 2001
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                            Merrill Lynch & Co., Inc.
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              (Exact Name of Registrant as Specified in its Charter)

  Delaware                       1-7182                        13-2740599
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(State or Other                (Commission                 (I.R.S. Employer
 Jurisdiction of               File Number)                Identification No.)
 Incorporation)

4 World Financial Center, New York, New York                   10080
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:       (212) 449-1000
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     (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS
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Filed herewith is the Preliminary Unaudited Consolidated Balance Sheet as of June 29, 2001 for Merrill Lynch & Co., Inc. and subsidiaries ("Merrill Lynch"). Also filed herewith is a statement setting forth the computation of certain financial ratios for the periods presented.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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         (c)      Exhibits
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                  (12) Computation of Ratios of Earnings to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends.

                  (99)  Additional Exhibits

                         (i) Preliminary Unaudited Consolidated Balance Sheet of Merrill Lynch as of June 29, 2001.

                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  MERRILL LYNCH & CO., INC.
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                                                         (Registrant)




                                       By:      /s/ Thomas H. Patrick
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                                                    Thomas H. Patrick
                                                    Executive Vice President and
                                                    Chief Financial Officer



Date:    August 1, 2001

                                  EXHIBIT INDEX
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    Exhibit No.   Description                                             Page
    -----------   -----------                                             ----
    (12)          Computation  of Ratios of Earnings to Fixed Charges
                  and Combined Fixed Charges and Preferred Stock
                  Dividends                                                 5

    (99)          Additional Exhibits

                  (i)  Preliminary  Unaudited  Consolidated  Balance
                       Sheet of Merrill Lynch as of June 29, 2001          6-7